EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS THIRD QUARTER 2016 RESULTS

ST. LOUIS (November 3, 2016) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended September 30, 2016.

Financial Highlights

For the quarter ended September 30, 2016:
·	Revenue decreased 1% to $119.2 million from $120.9 million for the third quarter of 2015;
·	Services revenue decreased 2% to $103.0 million from $105.4 million for the third quarter of 2015;
·	Gross margin decreased 10% to $36.4 million from $40.4 million for the third quarter of 2015;
·	Net income decreased to $5.5 million from $7.4 million for the third quarter of 2015;
·	GAAP earnings per share results on a fully diluted basis decreased to $0.16 from $0.22 for the third quarter of 2015;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis decreased to $0.26 from $0.36 for the third quarter of 2015; and

·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) decreased to $15.1 million from $19.9 million for the third quarter of 2015.

"Macroeconomic uncertainty drove delays in project wins and starts during the quarter," said Jeff Davis, chief executive officer and president. "Perficient's long-term thesis remains intact, and we expect that our continued investments in cloud, digital, customer experience, and industry vertical solutions will drive organic growth in 2017."

"Our strong balance sheet and cash flow leave us well-positioned to continue to drive growth by supplementing strategic internal investments with an active and ongoing M&A program," said Paul Martin, chief financial officer. "It also provides Perficient with flexibility to execute our share repurchase program, where we currently have $25 million of authorization remaining."

Other Highlights

Among other recent achievements, Perficient:

·
Acquired Bluetube on October 12, 2016, a $7 million annual-services-revenue digital consultancy in Atlanta with deep expertise in enterprise mobile applications, enhancing and expanding Perficient's digital experience offerings and introducing an Elite-level Xamarin partnership – one of 10 globally – to Perficient;

·	Gained a CMMI Level 5 maturity rating – the highest available – from the Capability Maturity Model Integration (CMMI) Institute for its Global Delivery Center in Chennai, India;

·
Earned the 2016 Salesforce Partner Innovation Award in Healthcare and Life Sciences for work at NextGen Healthcare that enabled the software company to improve case deflection by 10 percent, reduce case resolution times by 50 percent, and improve customer satisfaction by 31 percent;

·
Received an Online Media and Advertising (OMMA) Award and W3 Gold Award for Perficient Digital's design and development of a fashion website for the workwear clothing company Carhartt, and received a W3 Silver Award for the agency's work on The Henry Ford's website, bringing to six the number of awards Perficient Digital has received since launch earlier this year;

·	Was recognized for work on Volkswagen Group of America's website that received a Pulse Award for Best Overall Digital Transformation by enterprise software developer Liferay; and

·
Added new customer-relationship and follow-on projects with leading companies such as 1-800-Flowers, Cox Automotive, Cox Media Group, Equinix, Express Scripts, Flagstar, Herman Miller, Mindbody, Moffit Cancer Center, OneAmerica, Panasonic Avionics, Saba Software, Sabre, and State Street Bank.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its fourth quarter 2016 services and software revenue, including reimbursed expenses, to be in the range of $112 million to $122 million, comprised of $101 million to $106 million of revenue from services including reimbursed expenses and $11 million to $16 million of revenue from sales of software.

Perficient revised its full year 2016 revenue guidance to be in the range of $479 million to $489 million, its 2016 GAAP earnings per share guidance to a range of $0.56 to $0.62 and 2016 adjusted earnings per share (a non-GAAP measure; see attached schedule which reconciles to GAAP earnings per share guidance) to a range of $1.06 to $1.11.

Conference Call Details

Perficient will host a conference call regarding third quarter 2016 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Third Quarter 2016 Results
WHEN: Thursday, November 3, 2016, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 844-742-4248 (U.S. and Canada); 661-378-9471 (International)
PARTICIPANT PASSCODE: 90493952
REPLAY TIMES: Thursday, November 3, 2016, at 1 p.m. Eastern, through Thursday, November 10, 2016
REPLAY NUMBER: 855-859-2056 (U.S. and Canada) 404-537-3046 (International)
REPLAY PASSCODE: 90493952

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Business Solution Partner, and a Gold Salesforce Consulting Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
 Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2016 and 2017. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2015 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
 (3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors;
i)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
j)	maintaining effective internal controls; and
k)	managing fluctuations in foreign currency exchange rates;
(4)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
 (6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues
Services	$102,958	$105,351	$320,587	$301,166
Software and hardware	11,184	11,520	31,907	27,490
Reimbursable expenses	5,011	4,038	14,897	11,315
Total revenues	119,153	120,909	367,391	339,971

Cost of revenues (exclusive of depreciation and amortization, shown separately below)
Cost of services	66,351	65,083	206,210	190,157
Software and hardware costs	10,194	10,195	27,348	23,559
Reimbursable expenses	5,011	4,038	14,897	11,315
Stock compensation	1,185	1,191	3,980	3,577
Total cost of revenues	82,741	80,507	252,435	228,608

Gross margin	36,412	40,402	114,956	111,363

Selling, general and administrative	22,466	21,665	70,144	66,054
Stock compensation	2,009	2,050	6,636	6,517
Total selling, general and administrative	24,475	23,715	76,780	72,571

Depreciation	1,212	1,148	3,619	3,322
Amortization	3,266	3,357	9,937	10,569
Acquisition costs	310	488	715	509
Adjustment to fair value of contingent consideration	(865)	99	(1,817)	273
Income from operations	8,014	11,595	25,722	24,119

Net interest expense	335	501	1,322	1,602
Net other expense	89	29	94	300
Income before income taxes	7,590	11,065	24,306	22,217
Provision for income taxes	2,045	3,691	7,540	6,780
Net income	$5,545	$7,374	$16,766	$15,437

Basic earnings per share	$0.16	$0.22	$0.49	$0.46
Diluted earnings per share	$0.16	$0.22	$0.48	$0.45

Shares used in computing basic earnings per share	34,128	33,498	34,040	33,292
Shares used in computing diluted earnings per share	35,077	34,187	35,012	34,163

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$9,321	$8,811
Accounts receivable, net	106,455	120,612
Prepaid expenses	3,978	3,297
Other current assets	2,457	7,032
Total current assets	122,211	139,752
Property and equipment, net	9,537	7,891
Goodwill	269,570	269,383
Intangible assets, net	45,240	53,408
Other non-current assets	3,939	3,930
Total assets	$450,497	$474,364

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,485	$18,793
Other current liabilities	22,505	37,783
Total current liabilities	35,990	56,576
Long-term debt	28,000	56,000
Other non-current liabilities	14,520	12,978
Total liabilities	$78,510	$125,554

Stockholders' equity:
Common stock	$45	$45
Additional paid-in capital	375,473	364,786
Accumulated other comprehensive loss	(2,122)	(1,875)
Treasury stock	(107,226)	(103,197)
Retained earnings	105,817	89,051
Total stockholders' equity	371,987	348,810
Total liabilities and stockholders' equity	$450,497	$474,364

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, net other income and expense, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. In addition, the Company adopted Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting, on January 1, 2016. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
GAAP Net Income	$5,545	$7,374	$16,766	$15,437
Adjustments:
Provision for income taxes	2,045	3,691	7,540	6,780
Amortization	3,266	3,357	9,937	10,569
Acquisition costs	310	488	715	509
Adjustment to fair value of contingent consideration	(865)	99	(1,817)	273
Stock compensation	3,194	3,241	10,616	10,094
Adjusted Net Income Before Tax	13,495	18,250	43,757	43,662
Adjusted income tax (1)	4,440	6,095	15,096	14,321
Adjusted Net Income	$9,055	$12,155	$28,661	$29,341

GAAP Earnings Per Share (diluted)	$0.16	$0.22	$0.48	$0.45
Adjusted Earnings Per Share (diluted)	$0.26	$0.36	$0.82	$0.86
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	35,077	34,187	35,012	34,163

(1) The estimated adjusted effective tax rate of 32.9% and 33.4% for the three months ended September 30, 2016 and 2015, respectively, and 34.5% and 32.8% for the nine months ended September 30, 2016 and 2015, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
GAAP Net Income	$5,545	$7,374	$16,766	$15,437
Adjustments:
Provision for income taxes	2,045	3,691	7,540	6,780
Net interest expense	335	501	1,322	1,602
Net other expense	89	29	94	300
Depreciation	1,212	1,148	3,619	3,322
Amortization	3,266	3,357	9,937	10,569
Acquisition costs	310	488	715	509
Adjustment to fair value of contingent consideration	(865)	99	(1,817)	273
Stock compensation	3,194	3,241	10,616	10,094
EBITDAS (1)	$15,131	$19,928	$48,792	$48,886

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	2016 - Low end of adjusted goal	2016 - High end of adjusted goal
Full Year GAAP EPS	$0.56	$0.62
Non-GAAP adjustment (1):
Non-GAAP reconciling items	0.79	0.78
Tax effect of reconciling items	(0.29)	(0.29)
Full Year Adjusted EPS	$1.06	$1.11

(1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by fully diluted shares. The Company currently expects its 2016 effective income tax rate to be 31.7%.